AGREEMENT AND PLAN OF MERGER

                                      among

                 TEXAS LITHOTRIPSY LIMITED PARTNERSHIP II L.P.,

                 TEXAS LITHOTRIPSY LIMITED PARTNERSHIP IV L.P.,

                       TEXAS ESWL/LASER LITHOTRIPTER, LTD.

                                       and

                 TEXAS LITHOTRIPSY LIMITED PARTNERSHIP VII, L.P.




                                September 4, 1998

                                                                            Page

                                TABLE OF CONTENTS

                                      Page

                                    ARTICLE I
                                 PLAN OF MERGER

Section 1.01.     Merger.......................................................1

Section 1.02.     Filing.......................................................3

Section 1.03.     Effective Date...............................................3

Section 1.04.     Effect of Merger.............................................3

Section 1.05.     Further Assurances...........................................3

Section 1.06.     Closing......................................................3

                                   ARTICLE II
         REPRESENTATIONS AND WARRANTIES CONCERNING MERGING PARTNERSHIPS

Section 2.01.     Effect of Agreement..........................................4

Section 2.02.     Organization.................................................4

Section 2.03.     Capitalization...............................................5

Section 2.04.     Financial Statements.........................................5

Section 2.05.     Absence of Certain Changes...................................5

Section 2.06.     Litigation...................................................5

Section 2.07.     Property; Title..............................................5

Section 2.08.     Records and Permits.  .......................................6

Section 2.09.     Contracts and Leases.........................................6

Section 2.10      Receivables..................................................6

Section 2.11      Insurance....................................................6

Section 2.12      Employees; Benefits..........................................6

                                                                            Page
                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF TEXAS VII

Section 3.01.     Organization; Good Standing; Power...........................7

Section 3.02.     Authority Relative to Agreement..............................7

Section 3.03.     Effect of Agreement..........................................7

Section 3.04.     No Other Representations.....................................7

                                   ARTICLE IV
                                CERTAIN COVENANTS

Section 4.01.     Conduct of Business..........................................8

Section 4.02.     Access to Books, Records, and Properties.....................8

Section 4.03.     Confidentiality..............................................8

Section 4.04.     Maintenance of Insurance.....................................8

                                    ARTICLE V
                NATURE AND SURVIVAL OF COVENANTS, REPRESENTATIONS
                         AND WARRANTIES; INDEMNIFICATION

Section 5.01.     Survival of Representations..................................9

Section 5.02.     Indemnification by Merging Partnerships......................9

Section 5.03.     Indemnification by Texas VII.................................9

Section 5.04.     Notice of Claim..............................................9

Section 5.05.     Limits of Indemnification...................................10

                                   ARTICLE VI
             CONDITIONS PRECEDENT TO THE CONSUMMATION OF THE MERGER

Section 6.01.     Accuracy of Representations and Warranties..................10

Section 6.02.     Performance of Agreements...................................10

                                                                            Page

Section 6.03. Partnership Approval............................................10

                                   ARTICLE VII
                            TERMINATION OF AGREEMENT

Section 7.01.  Conditions for Termination.....................................10

                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS

Section 8.01.   Expenses......................................................11

Section 8.02.   Governing Law.................................................11

Section 8.03.   Entire Agreement..............................................11

Section 8.04.   Amendments and Modifications..................................11

Section 8.05.   Assignment....................................................11

Section 8.06.   Captions......................................................11

Section 8.07.   Execution in Counterparts.....................................11

Section 8.08.   Number and Gender.............................................11

Section 8.09.   Notices.......................................................12

Section 8.10.   Successors and Assigns........................................12

                                    SCHEDULES

Schedule 2.01 - Defaults & Consents
Schedule 2.02 - Qualifications and Licenses
Schedule 2.03 - Capitalization
Schedule 2.05 - Absence of Certain Changes
Schedule 2.06 - Litigation
Schedule 2.07 - Property; Title
Schedule 2.09 - Contracts and Leases
Schedule 2.11 - Insurance
Schedule 2.12 - Employees; Benefits

                          AGREEMENT AND PLAN OF MERGER


          THIS AGREEMENT AND PLAN OF MERGER (together with all Schedules and Exhibits hereto, the "Agreement"), made and entered into as of the 4th day of September, 1998, by and among Texas Lithotripsy Limited Partnership VII, L.P., a recently organized Texas limited partnership ("Texas VII" or the "Surviving Partnership"), Texas Lithotripsy Limited Partnership II L.P., a Texas limited partnership ("Texas II"), Texas Lithotripsy Limited Partnership IV L.P., a Texas limited partnership ("Texas IV"), Texas ESWL/Laser Lithotripter, Ltd., a Texas limited partnership ("ESWL"), Lithotripters, Inc., a North Carolina corporation and the sole general partner of Texas II and Texas IV ("Litho") and Texas Litho, Inc., a Delaware corporation and the sole general partner of ESWL ("Texas Litho"). ESWL, Texas II and Texas IV are sometimes referred to herein individually as a "Merging Partnership" and collectively as the "Merging Partnerships." The Surviving Partnership and the Merging Partnerships are also sometimes referred to herein collectively as the "Constituent Partnerships."

                                    RECITAL:

          Each of the Constituent Partnerships deems it advisable that the Merging Partnerships merge with and into the Surviving Partnership on the terms and conditions set forth herein (the "Merger"), subject to the approval of this Agreement by the partners of each of the Merging
     Partnerships in the manner set forth in their respective limited partnership agreements.

          THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto do hereby agree as follows:

                                    ARTICLE I
                                 PLAN OF MERGER

          Section 1.01. Merger. This Section 1.01 shall constitute the "plan of merger" within the meaning of the Texas Revised Limited Partnership Act (the "Act").

          (A) The names of the limited partnerships proposing to merge are Texas Lithotripsy Limited Partnership II L.P., a Texas limited partnership ("Texas II"), Texas Lithotripsy Limited Partnership IV L.P., a Texas limited partnership ("Texas IV") and Texas ESWL/Laser Lithotripter, Ltd., a Texas limited partnership ("ESWL") (each, a "Merging Partnership" and collectively the "Merging Partnerships"). The name of the limited partnership into which the Merging Partnerships propose to merge (the "Merger") is Texas Lithotripsy Limited Partnership VII, L.P., a Texas limited partnership (the "Surviving Partnership" or "Texas VII"). The Merging Partnerships and the Surviving Partnership are hereinafter referred to collectively as the "Constituent Partnerships."

          (B) Until the effective time of the Merger (the "Effective Time"), each of the Constituent Partnerships shall continue to conduct its business without material change and shall not make any distribution or other disposition of any material assets, capital or surplus, except in the ordinary course of business or with the consent of the other Constituent Partnerships.

          (C) As of the Effective Time, the Merging Partnerships' liabilities and assets of every nature shall become those of the Surviving Partnership by operation of law, without reversion or impairment, without further act or deed, and without any transfer or assignment having occurred.

          (D)(1) At the Effective Time, by virtue of the Merger and without any action on the part of the general partner or the limited partner of the Surviving Partnership, the sole general partner partnership interest in the Surviving Partnership shall be cancelled and the entire limited partner partnership interest of the sole initial limited partner of the Surviving Partnership shall be canceled.

          (2) At the Effective Time, by virtue of the Merger and without any action on the part of the general partner or the limited partners of Texas II, the sole general partner partnership interest in Texas II shall be converted into and shall represent the right to receive an 11.507% general partner partnership interest in the Surviving Partnership and each outstanding 1% limited partner partnership interest in Texas II shall be converted into and represent the right to receive a 0.514% limited partner partnership interest in the Surviving Partnership (proportionately adjusted for fractional percentage interests).

          (3) At the Effective Time, by virtue of the Merger and without any action on the part of the general partner or the limited partners of Texas IV, the sole general partner partnership interest in Texas IV shall be converted into and shall represent the right to receive a 4.120% general partner partnership interest in the Surviving Partnership and each outstanding 1% limited partner partnership interest in Texas IV shall be converted into and represent the right to receive a 0.206% limited partner partnership interest in the Surviving Partnership (proportionately adjusted for fractional percentage interests).

          (4) At the Effective Time, by virtue of the Merger and without any action on the part of the general partner or the limited partners of ESWL, the sole general partner partnership interest in ESWL shall be converted into and shall represent the right to receive a 5.181% general partner partnership interest in the Surviving Partnership and each outstanding 1% limited partner partnership interest in ESWL shall be converted into and represent the right to receive a 0.279% limited partner partnership interest in the Surviving Partnership (proportionately adjusted for fractional percentage interests).

          (5) Promptly after the Effective Time, the general partner of the Surviving Partnership shall prepare and execute an amendment to the Surviving Partnership's Agreement of Limited Partnership providing for the general and limited partner partnership interests herein contemplated and deliver a copy of such amendment to each person who was a general or limited partner of any of the Merging Partnerships.

          (6) After the Effective Time, no transfer of partnership interests shall be made on the transfer books of the Merging Partnerships.

          (E) The Texas VII limited partnership agreement shall, as amended in the manner contemplated in Section 1.01(D)(5) above, continue as the Surviving Partnership's agreement of limited partnership.

          (G) The Effective Time shall be 11:59:59 p.m. on the day the Certificate of Merger is filed with the Texas Secretary of State.

          Section 1.02. Filing. Upon fulfillment or waiver of the conditions specified in ARTICLE VI and provided that this Agreement has not been terminated pursuant to ARTICLE VII, the Constituent Partnerships will cause a Certificate of Merger reflecting the terms of the Merger in the form prescribed by law to be executed and filed with the Secretary of State of the State of Texas.

          Section 1.03. Effective Date. The Merger shall be effective at the Effective Time.

          Section 1.04. Effect of Merger. From and after the Effective Time, the separate existence of the Merging Partnerships shall cease, and the Surviving Partnership shall thereupon and thereafter, to the extent consistent with its Certificate of Limited Partnership, possess all the rights, privileges, immunities and franchises, of a public as well as of a private nature, of each of the Constituent Partnerships; and all property, real, personal and mixed, and all debts due on whatever account, and all other choses in action, and all and every other interest, of or belonging to or due to each of the Constituent Partnerships shall vest in the Surviving Partnership without further act or deed and without any transfer or assignment having occurred; and the title to any property or interest therein, vested in any of the Constituent Partnerships shall not revert or be in any way impaired by reason of the Merger. The Surviving Partnership shall thenceforth be responsible and liable for all the liabilities, obligations and penalties of each of the Constituent Partnerships; and any claim existing or action or proceeding, civil or criminal, pending by or against any of the Constituent Partnerships may be prosecuted as if the Merger had not taken place, or the Surviving Partnership may be substituted in its place; and any judgment rendered against any of the Constituent Partnerships may be enforced against the Surviving Partnership. Neither the rights of creditors nor any liens upon the property of any of the Constituent Partnerships shall be impaired by reason of the Merger.

          Section 1.05. Further Assurances. If, at any time after the Effective Time, the Surviving Partnership shall consider or be advised that any further deeds, assignments or assurances in law or any other actions are necessary, desirable or proper to vest, perfect or confirm of record or otherwise, in it, the title to any property or rights of the Constituent Partnerships acquired or to be acquired by reason of, or as a result of, the Merger, the Constituent Partnerships agree that such Constituent Partnerships, acting through their respective general partners by their proper officers and directors, shall and will execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights in the Surviving Partnership and otherwise to carry out the purpose of this Agreement, and that the Surviving Partnership's general partner is fully authorized and directed in the name of the Constituent Partnerships or otherwise to take any and all such actions.

          Section 1.06. Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Texas VII, 1301 Capital of Texas Highway, Suite C-300, Austin, Texas 78746 at 9:00 A.M., Central time on the business day following the satisfaction of the conditions to Closing set forth in ARTICLE VI (the "Closing Date") unless the parties hereto agree upon a different time, date or place. The Closing shall not be deemed to have occurred until all actions necessary to complete the Closing have occurred.

                                   ARTICLE II
         REPRESENTATIONS AND WARRANTIES CONCERNING MERGING PARTNERSHIPS

          Subject to the limitations and qualifications set forth in this Agreement, including the Disclosure Schedule attached hereto and incorporated herein by reference, each Merging Partnership severally (and only to the extent any representation or warranty pertains to itself) and not jointly, represents and warrants, to each other Constituent Partnership as follows:

          Section 2.01. Effect of Agreement. This Agreement is a legal, valid and binding obligation of the Merging Partnership and is enforceable against it in accordance with the terms hereof, except that such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by principles of equity regarding the availability of remedies. The Merging Partnership has the requisite limited partnership power and authority to enter into this Agreement and to carry out the transactions contemplated hereby and, assuming receipt of the approvals described in Section 6.03 below, the execution, delivery and performance of this Agreement will have been duly and validly authorized by all necessary limited partnership action on the part of such Merging Partnership. Except as set forth on Schedule 2.01 of the Disclosure Schedule or to the extent the following would not reasonably be expected to have a material adverse effect on the business of the Merging Partnership ("Material Adverse Effect"), the execution, delivery and performance of this Agreement by the Merging Partnership and the consummation of the transactions contemplated hereby will not (i) require the consent, approval or authorization of any person (other than its partners), corporation, partnership, joint venture or other business association or public authority; (ii) violate, with or without the giving of notice or the passage of time, or both, any provisions of law applicable to the Merging Partnership; (iii) with or without the giving of notice or the passage of time, or both, conflict with or result in a breach or termination of any provision of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the properties or assets of the Merging Partnership pursuant to any agreement of limited  partnership  or limited  partnership  certificate  or  material indenture, note, bond, pledge, mortgage, deed of trust, lease, license, contract, agreement, commitment or other instrument, or obligation, or any order, judgment, award, decree, statute, ordinance, regulation or any other restriction of any kind or character, to which such Merging Partnership is a party or by which it or any of its assets or properties may be bound; or
     (iv) result in the acceleration of any indebtedness or increase the rate of interest payable by the Merging Partnership with respect to any indebtedness. Except to the extent disclosed in the Texas VII Confidential Private Placement Memorandum dated as of even date herewith, as hereafter amended and supplemented (the "Offering Memorandum"), the Merging Partnership is in material compliance with all applicable laws, rules and regulations.

          Section 2.02. Organization. The Merging Partnership is a limited partnership formed in accordance with, validly existing and in good standing under the laws of the State of Texas, with all requisite limited partnership power and authority to own, operate and lease its properties and to carry on its business as now being conducted. The Merging Partnership neither owns nor has the right to acquire an equity interest in any corporation, partnership or other organization. As of the date of this Agreement, the Merging Partnership is qualified to conduct business and holds licenses as provided on Schedule 2.02 of the Disclosure Schedule.

          Section 2.03. Capitalization. Schedule 2.03 of the Disclosure Schedule sets forth the names and respective partnership interests of each general and limited partner of record in the Merging Partnership. Except as provided on such Schedule 2.03 or pursuant to the terms of its Agreement of Limited Partnership, to the knowledge of the Merging Partnership there are no outstanding or authorized subscriptions, options, warrants, calls, rights, commitments or any other agreements of any character obligating the Merging Partnership to issue any additional capital partner interests or any securities convertible into or evidencing the right to subscribe for, purchase or acquire any capital partner interests, nor are there any voting trusts or any other agreements or understandings with respect to the voting of its general and limited partner interests.

          Section 2.04. Financial Statements. Complete copies of the internally prepared or audited financial statements, as the case may be, of the Merging Partnership for the three-year period ended December 31, 1997 and the six-month period ended June 30, 1998 have previously been provided to Litho or Texas Litho, as the case may be. Such financial statements present fairly in all material respects the financial position and results of operation of the Merging Partnership as of such dates and for the periods then ended, subject to year end adjustments in the case of interim financial statements; provided, that any unaudited statements (including interim statements) may not contain footnotes. The balance sheet of the Merging Partnership at June 30, 1998 is referred to herein as the "Balance Sheet" and June 30, 1998 is referred to herein as the "Balance Sheet Date."

          Section  2.05.  Absence  of Certain  Changes. Except  as set forth on
     Schedule 2.05 of the Disclosure Schedule or otherwise contemplated by the terms of this Agreement, since the Balance Sheet Date, no material adverse change has occurred to the Merging Partnership or its business, properties, financial condition or prospects.

          Section 2.06. Litigation. Except as set forth on Schedule 2.06 of the Disclosure Schedule or the Section of the Offering Memorandum entitled "Regulation", there is no claim, action, suit, proceeding (legal, administrative or otherwise), investigation or inquiry (by an administrative agency, governmental body or otherwise) pending or, to the knowledge of the Merging Partnership threatened by or against, or otherwise affecting, the Merging Partnership, its properties or assets or the transactions contemplated hereby, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, agency, instrumentality or authority, domestic or foreign.

          Section 2.07. Property; Title. Schedule 2.07 of the Disclosure Schedule describes each material item of machinery, equipment, furniture, supplies, materials, vehicles and other items of tangible personal property of every kind owned by the Merging Partnership (the "Partnership Assets"). The Merging Partnership has good and marketable title to its Partnership Assets, free and clear of all liens except as disclosed on Schedule 2.07. The Merging Partnership does not own an interest in any real property. The Partnership Assets constitute all of the assets of the Merging Partnership required to operate its business in the manner presently conducted (except to the extent a necessary asset may be leased as disclosed on Schedule 2.09 of the Disclosure Schedule) and are in good operating order and condition, ordinary wear and tear excepted and are suitable for their intended use subject to periodic maintenance.

          Section 2.08. Records and Permits. The books and records of the Merging Partnership are true, accurate and complete in all material respects. The Merging Partnership has obtained all permits, certificates and licenses required for the conduct of its business and the ownership of its Partnership Assets the failure of which to obtain or maintain could reasonably be expected to have a Material Adverse Effect (the "Necessary Permits"). The Merging Partnership is not in violation of any Necessary Permit and no proceedings are pending, or to the knowledge of the Merging Partnership, threatened, to revoke or limit any Necessary Permit.

          Section 2.09. Contracts and Leases. Schedule 2.09 of the Disclosure Schedule lists all contracts, commitments, agreements (including agreements for the borrowing of money or the extension of credit), leases, licenses, understandings and obligations, whether written or oral, to which the Merging Partnership is party or by which it or any of its Partnership Assets is bound or affected, that are material to the operation of its business or which impose a material obligation on the Merging Partnership (the "Contracts"). Each of the Contracts is valid, binding and enforceable in accordance with its terms except that such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by principles of equity regarding the availability of remedies. Each Contract is in full force and effect. Except as set forth on Schedule 2.01 of the Disclosure Schedule, there are no existing defaults, and no events or circumstances have occurred which, with or without notice or lapse of time or both, would constitute defaults, under any of the Contracts by the Merging Partnership or, to its knowledge, any other party thereto.

          Section 2.10 Receivables. All accounts receivable due to the Merging Partnership are, and will be at the Effective Time, legal, valid and binding obligations, created in the ordinary course of business of the Merging Partnership.

          Section 2.11 Insurance. Schedule 2.11 of the Disclosure Schedule describes all insurance policies maintained by the Merging Partnership with respect to its business and Partnership Assets. Such policies are valid, binding and enforceable in accordance with their terms except that such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by principles of equity regarding the availability of remedies, are in full force and effect, and all premiums due thereon have been paid and will be paid through the Effective Time.

          Section 2.12 Employees; Benefits. Schedule 2.12 of the Disclosure Schedule sets forth a list of the name and position of each person who is employed by the Merging Partnership or associated with its business in any capacity, as well as each other person to whom the Merging Partnership has a policy, practice or obligation to pay or provide retirement, health, welfare or other benefits of any kind, together with a description of such benefits (other than salary information). Except as set forth on Schedule 2.12, there are no Plans, as defined below, contributed to, maintained or sponsored by the Merging Partnership, to which the Merging Partnership is obligated to contribute or with respect to which the Merging Partnership has any liability or potential liability, whether direct or indirect, including all Plans contributed to, maintained or sponsored by each member of the controlled group of companies, within the meaning of Sections 414(b), 414(c), and 414(m) of the Internal Revenue Code of 1986, as amended, of which the Merging Partnership is a member to the extent the Merging Partnership has any potential liability with respect to such Plans. For purposes of this Agreement, the term "Plans" shall mean: (a) employee benefit plans as defined in Section 3(3) of the Employee

          Retirement Income Security Act of 1974, as amended ("ERISA"), whether or not funded and whether or not terminated, (b) employment agreements and
     (c) personnel policies or fringe benefit plans, policies, programs and arrangements, whether or not subject to ERISA, whether or not funded, and whether or not terminated, including without limitation, stock bonus, deferred compensation, pension, severance, bonus, vacation, travel, incentive, and health, disability and welfare plans. There is no unfair labor practice complaint, labor organizational effort, strike, slowdown or similar labor matter pending or, to the knowledge of the Merging Partnership, threatened against it or affecting its business.

                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF TEXAS VII

          Subject to the limitations and qualifications set forth in this Agreement, Texas VII represents and warrants to each Merging Partnership as follows:

          Section 3.01. Organization; Good Standing; Power. Texas VII is a limited partnership formed in accordance with, validly existing and in good standing under the laws of the State of Texas and has all requisite limited partnership power and authority to own, lease and operate its prop erties, to carry on its business as now being conducted and to enter into this Agreement and perform its obligations hereunder.

          Section 3.02. Authority Relative to Agreement. The execution, delivery and per formance of this Agreement have been duly and effectively authorized by all necessary limited partnership action on the part of Texas VII, and this Agreement is a valid, legally binding and en forceable obligation of Texas VII, except that enforceability hereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by principles of equity regarding the availability of remedies.

          Section 3.03. Effect of Agreement. The execution, delivery and performance of this Agreement by Texas VII and the consummation of the transactions contemplated hereby will not (i) require the consent, approval or authorization of any person, corporation, partnership, joint venture or other business association or public authority; (ii) violate, with or without the giving of notice or the passage of time, or both, any provision of law now applicable to Texas VII; (iii) with or without the giving of notice or the passage of time, or both, conflict with or result in a breach or termination of any provision of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the property or assets of Texas VII pursuant to any agreement of limited partnership or limited partnership certificate, indenture, note, bond, pledge, mortgage, deed of trust, lease, license, contract, agreement, commitment or other instrument or obligation or any order, judgment, award, decree, statute, ordinance, regulation, or any other restriction of any kind or character, to which Texas VII is a party, or by which Texas VII or any of its assets or properties are bound; or (iv) result in the acceleration of any indebtedness of Texas VII or increase the rate of interest payable by Texas VII with respect to any indebtedness.

          Section 3.04. No Other Representations. The proposed business of Texas VII is accurately described in the Offering Memorandum (subject to the limitations, assumptions and conditions therein provided and the accuracy and completeness of the representations and warranties made herein by the Merging Partnerships) and Texas VII has no material assets or liabilities except as described therein. No representation is made as to the projected financial or other results of its proposed operations.

                                   ARTICLE IV
                                CERTAIN COVENANTS

          Section 4.01. Conduct of Business. Between the date hereof and the Effective Time, each Merging Partnership and the Surviving Partnership (solely with respect to themselves) covenants and agrees that except as set forth herein or in the Offering Memorandum, (i) the business of such person will be conducted in a manner not materially different from its past practice and only in the ordinary course, and (ii) it will refrain from incurring any material debt, liability or obligation, contingent or otherwise absent the consent of the other Constituent Partnerships.

          Section 4.02.  Access to Books,  Records,  and Properties.  Subject to
     Section 4.03 below, each Party has previously and shall continue to afford to each other party and its representatives reasonable access to their respective properties, books and records at reasonable times.

          Section 4.03. Confidentiality. In recognition of the confidential nature of certain of the information which has been or will be provided to each party and its affiliates by the other parties hereto, each party agrees to retain in confidence (except that it may disclose the information herein described to its agents, advisors and lenders after making them aware of the limitations on disclosure herein set forth and obtaining their agreement to abide by them), information transmitted or disclosed to it by any other party and further agrees that it will not use for its own benefit or for the benefit of any of its affiliates and will not use or disclose to any other third party, or permit the use or disclosure to any other third party of, any information so obtained or revealed. Notwithstanding anything to the contrary in the foregoing provisions, such information may be disclosed (a) where it is required by court order or decree or applicable law (including to the extent reasonably necessary to prepare the Offering Memorandum and provide adequate disclosure in connection with the votes described in Section 6.03 below), (b) if it is ascertainable or obtained from public or published information, (c) if the recipient can demonstrate that such information was properly in its possession prior to disclosure thereof and (d) following successful consummation of the Closing to the extent required in connection with the operation of Texas VII's business. If any recipient of information shall be required to make disclosure of any such information by court order or decree or applicable law, such person shall give the affected party or parties prior notice of the making of such disclosure and shall use all efforts to afford them an opportunity to contest the making of such disclosure. The restrictions under this Section shall survive Closing; provided further, that in the event this Agreement is terminated prior to Closing, the restrictions under this Section shall survive such termination notwithstanding anything contained herein to the contrary.

          Section 4.04. Maintenance of Insurance. Texas VII covenants that for a period of not less than the longer of (i) three years or (ii) the expiration of any applicable statute of limitations or repose, to maintain in full force and effect one or more policies of insurance issued by reputable carriers providing coverage against services furnished by the Merging Partnerships prior to the Effective Time, in amounts and with deductibles consistent with good and standard industry practices.

                                    ARTICLE V
                NATURE AND SURVIVAL OF COVENANTS, REPRESENTATIONS
                         AND WARRANTIES; INDEMNIFICATION

          Section 5.01. Survival of Representations. Except as otherwise expressly provided herein, all representations, warranties, indemnities, covenants and agreements made in this Agreement and the remedies of the parties with respect thereto, shall, except to the extent notice is given prior to the expiration of the applicable period, survive the Effective Time hereunder for a period of one year. Any claim for indemnification hereunder which shall have been asserted during the survival period shall continue in effect with respect to such particular claims until such claim shall have been finally resolved or settled. It is expressly understood and agreed that each covenant and agreement which by its nature survives Closing shall survive for an indefinite period except to the extent limited by the express terms thereof.

          Section 5.02. Indemnification by Merging Partnerships. Subject to the period of survival set forth in Section 5.01 and the limitations contained in Section 5.05 below, Litho and Texas Litho, severally and not jointly, shall indemnify, defend and hold harmless Texas VII and its affiliates, partners, agents and employees (collectively, the "Surviving Indemnitees") from, against and with respect to any and all losses, damages, claims, obligations, liabilities, costs and expenses of any kind or character (a "Loss") arising out of or in connection with any of the following:

          (a) any breach of any of the representations or warranties of any Merging Partnership of which such person is the general partner contained in or made pursuant to this Agreement; and

          (b) any failure by any Merging Partnership of which such person is the general partner to perform or observe, in full, any covenant, agreement or condition to be performed or observed by it pursuant to this Agreement.

          Section 5.03. Indemnification by Texas VII. Subject to the period of survival set forth in Section 5.01 and the limitations contained in
     Section 5.05 below, Texas VII shall indemnify, defend and hold harmless each partner in the Merging Partnerships from, against and with respect to any Loss arising out of or in connection with any of the following:

          (a) any breach of any of the representations and warranties of Texas VII contained in or made pursuant to this Agreement; and

          (b) any failure by Texas VII to perform or observe, in full, any covenant, agreement or condition to be performed or observed by it pursuant to this Agreement.

          Section 5.04. Notice of Claim. Any party seeking to be indemnified hereunder (the "Indemnified Party") shall, within 15 days following discovery of the matters giving rise to a Loss, notify the party from whom indemnity is sought (the "Indemnity Obligor") in writing of any claim for recovery, specifying in reasonable detail the nature of the Loss and the amount of the liability estimated to arise therefrom. Failure to give such notice shall constitute a waiver of the Loss attributable to such matters only to the extent the indemnitor is actually damaged thereby or such delay causes an additional expense.

Section 5.05. Limits of Indemnification. The amount payable with respect to any Loss by any Indemnified Party (i) shall be reduced by the amount of any insurance proceeds received with respect to the Loss, and each of the parties hereby agrees to use its reasonable best efforts to collect any and all insurance proceeds to which it may be entitled in respect of any Loss;
(ii) shall be net of any federal, state or local tax benefit derived by the Indemnified Party by reason of the Loss and (iii) shall not include any amounts related to special, incidental, indirect, cover, exemplary or consequential damages.

                                   ARTICLE VI
             CONDITIONS PRECEDENT TO THE CONSUMMATION OF THE MERGER

          The obligations of each party under this Agreement are subject to the satisfaction at or prior to the Closing Date (including satisfaction thereof simultaneously with the Closing, it being agreed that no action to be taken at the Closing shall be deemed consummated until all actions to be taken at the Closing shall be deemed consummated) of each of the following conditions:

          Section 6.01. Accuracy of Representations and Warranties. The representations and warranties of each other party herein contained shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, except as affected by transactions contemplated hereby.

          Section 6.02. Performance of Agreements. Each other party shall have complied with the covenants set forth in Sections 4.01 and 4.02.

          Section 6.03. Partnership Approval. The partners of each Merging Partnership shall have approved the Merger in the manner required in their respective Agreements of Limited Partnership.

                                   ARTICLE VII
                            TERMINATION OF AGREEMENT

          Section 7.01. Conditions for Termination. Notwithstanding anything to the contrary herein, this Agreement may be terminated and the transactions hereby may be abandoned:

          (A) by the mutual consent of Litho and Texas Litho at any time prior to the Effective Time;

          (B) by action of any Merging Partnership if the Merger has not been consummated or any other party shall have failed to satisfy the conditions to Closing to be satisfied by such party on or before December 31, 1998;

          (C) by action of any Merging Partnership if there exists a material breach of any representation, warranty or covenant made by any other Merging Partnership or by Texas VII following notice thereof and failure by such party to cure such breach with 15 days thereafter.

                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS

          Section 8.01. Expenses. Except as otherwise expressly provided herein or as provided in the section of the Offering Memorandum entitled "Sources and Applications of Funds," each party will bear its own expenses in connection with the accounting, legal, investment banking and professional services required in the negotiation and preparation of this Agreement and the consummation of the transactions provided for in this Agreement.

          Section 8.02. Governing Law. This Agreement and the transactions contemplated herein shall be governed by, interpreted, construed and enforced in accordance with the laws of the State of Texas applicable to contracts made and to be performed entirely within the State of Texas.

          Section  8.03.  Entire   Agreement.  This   Agreement  (including  the
     Schedules and any subsidiary agreements incorporated herein as Exhibits) contains the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior agreement between or among the parties hereto.

          Section 8.04. Amendments and Modifications. This Agreement shall not be modified, amended or changed in any respect except in writing duly signed by the parties hereto and each party hereby waives any right to amend this Agreement in any other way.

          Section 8.05. Assignment. This Agreement may not be assigned by any of the parties hereto. Notwithstanding the foregoing, it is expressly agreed that prior to or concurrent with the Effective Time, Texas Litho may merge with Litho or otherwise convey its interests in ESWL to Litho and Litho shall succeed to the rights and obligations of Texas Litho hereunder.

          Section 8.06. Captions. Captions in this Agreement are solely for purposes of identification and shall not in any manner alter or vary the interpretation or construction of this Agreement.

          Section 8.07. Execution in Counterparts. This Agreement may be executed in more than one counterpart, each of which shall be deemed to be an original, but all of which shall be deemed to constitute one instrument. It shall not be necessary for all parties to have signed the same counterpart provided that all parties have signed at least one counterpart.

          Section 8.08. Number and Gender. Throughout this Agreement, wherever the context so requires, the singular shall include the plural, and the masculine gender shall include the feminine and neuter genders, and vice versa.

          Section 8.09. Notices. All notices or other communications that are required or permitted hereunder shall be given in writing and shall be given either by personal delivery, by Federal Express or other overnight courier or by telecopy, shall be deemed to have been given when personally delivered, when deposited with charges prepaid with Federal Express or other nationally recognized overnight courier service, or when transmitted to telecopy machine, addressed to the respective parties as follows:

                  Texas Lithotripsy Limited Partnership II L.P.

                  c/o Lithotripters, Inc
                  2008 Litho Place
                  Fayetteville, NC   28304
                  Facsimile:  (910) 323-9857
                  Attn: Joseph Jenkins, M.D.

                  Texas Lithotripsy Limited Partnership IV L.P.

                  c/o Lithotripters, Inc
                  2008 Litho Place
                  Fayetteville, NC   28304
                  Facsimile:  (910) 323-9857
                  Attn: Joseph Jenkins, M.D.

                  Texas ESWL/Laser Lithotripter, Ltd.

                  c/o Texas Litho, Inc.
                  1301 Capital of Texas Highway
                  Suite C-300
                  Austin, Texas   78746
                  Facsimile:  (512) 328-8510
                  Attn: Michael Madler

                  Texas Lithotripsy Limited Partnership VII, L.P.

                  c/o Lithotripters, Inc
                  1301 Capital of Texas Highway
                  Suite C-300
                  Austin, Texas 78746
                  Facsimile:  (512) 328-8510
                  Attn: Michael Madler

          Any party may by notice change the address to which notice or other communications to such party are to be delivered or mailed.

          Section 8.10. Successors and Assigns. All of the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to the extent permitted herein, their successors and assigns. No third parties are intended to benefit, however, from the terms and provisions hereof or from any representation, warranty, covenant or obligation set forth herein or in any schedule, exhibit or other writing delivered pursuant hereto.






         [The remainder of this page has been left blank intentionally.]

IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed this Agreement on the day and year first above written.

                            TEXAS LITHOTRIPSY LIMITED PARTNERSHIP
                               II L.P.

                            By:      Lithotripters, Inc., sole general partner


                            By: ________________________________________
                                ________________________________________
                                (Type Name and Title)


                             TEXAS LITHOTRIPSY LIMITED PARTNERSHIP
                                IV L.P.

                             By:      Lithotripters, Inc., sole general partner


                             By: ________________________________________
                                 ________________________________________
                                 (Type Name and Title)


                             TEXAS ESWL/LASER LITHOTRIPTER, LTD

                             By:      Texas Litho, Inc., sole general partner


                             By: ________________________________________
                                 ________________________________________
                                 (Type Name and Title)


                             TEXAS LITHOTRIPSY LIMITED PARTNERSHIP
                             VII, L.P.

                             By:      Lithotripters, Inc. sole general partner


                             By: ________________________________________
                                 ________________________________________
                                 (Type Name and Title)

                             [SIGNATURES CONTINUED ON FOLLOWING PAGE.]

                              LITHOTRIPTERS, INC.


                              By: ________________________________________
                                  ________________________________________
                                  (Type Name and Title)


                                  TEXAS LITHO, INC.


                              By: ________________________________________
                                  ________________________________________
                                  (Type Name and Title)

                                    SCHEDULES

                                 Relating to the

                          AGREEMENT AND PLAN OF MERGER

                                      among

                 TEXAS LITHOTRIPSY LIMITED PARTNERSHIP II L.P.,

                 TEXAS LITHOTRIPSY LIMITED PARTNERSHIP IV L.P.,

                       TEXAS ESWL/LASER LITHOTRIPTER, LTD.

                                       and

                 TEXAS LITHOTRIPSY LIMITED PARTNERSHIP VII, L.P.

                                September 4, 1998






ANY FACT OR MATTER DISCLOSED IN ONE OR MORE SCHEDULES SHALL BE DEEMED DISCLOSED FOR PURPOSES OF ALL SCHEDULES, WHETHER OR NOT SPECIFICALLY CROSS-REFERENCED. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HAVE THE SAME MEANING AS IN THE AGREEMENT TO WHICH THESE SCHEDULES ARE ATTACHED AND INCORPORATED BY REFERENCE.

                                TABLE OF CONTENTS

                                                                            Page

SCHEDULE 2.01 - Defaults and Consents..........................................1

SCHEDULE 2.02 - Qualifications and Licenses....................................3

SCHEDULE 2.03 - Capitalization.................................................4

SCHEDULE 2.05 - Absence of Certain Changes....................................10

SCHEDULE 2.06 - Litigation....................................................11

SCHEDULE 2.07 - Property; Title...............................................12

SCHEDULE 2.09 - Contracts and Leases..........................................16

SCHEDULE 2.11 - Insurance.....................................................22

SCHEDULE 2.12 - Employees; Benefits...........................................26

                                  SCHEDULE 2.01

                              Defaults and Consents


1. The vote of a prescribed portion of the outstanding limited partner interests in each Merging Partnership is necessary to authorize the Merger. Litho and Texas Litho interpret the agreement of limited partnership for ESWL to require the vote of two-thirds in interest of the ESWL limited partners. Such interpretation is reasonable in the opinion of Litho and Texas Litho, but an argument can be made that a greater voting requirement applies. As of the date of this Agreement, no such claims are pending or, to the knowledge of Litho and Texas Litho, threatened.

2. Consents must be obtained under the following lithotripsy services agreements in connection with the Merger:

     a. Texas II

               i. Services Agreement by and among Texas II and Harris Methodist Fort Worth, Harris Methodist Southwest and Harris Methodist H-E-B dated May 1, 1997.

               ii. Services Agreement by and between Texas II and Hillcrest Baptist Medical Center dates April 1, 1992.

               iii. Services Agreement by and between Texas II and Irving Hospital Authority d/b/a Irving Healthcare System dated August 9, 1991.

               iv. Services Agreement by and between Texas II and Health Trust, Inc.-The Hospital Company with respect to Northeast Community Hospital dated April 25, 1991.

               v. Services Agreement by and between Texas II and Providence Health Center dated July 9, 1991.

     b. Texas IV

               i. None

     c. ESWL

               i. Lithotripsy Services Agreement between ESWL and Angelo Community Hospital dated July 8, 1992, as amended by that certain Amendment No. 1 to the Lithotripsy Services Agreement regarding billing and user fees between ESWL and Angelo Community Hospital dated January 1, 1995.

     3. Consent must be obtained under the following lease in connection with the Merger:

               a.  Vehicle  Lease  Service   Agreement  between  PACCAR  Leasing
          Corporation  and ESWL for 1996  Peterbilt  379 truck dated  October 9,
          1995.

                                  SCHEDULE 2.02

                           Qualifications and Licenses


     1. Texas II

               a. Texas II was organized and conducts business in Texas.

               b. Texas II operates its lithotripter equipment in Texas under a Certificate of Registration for Industrial Services issued to its general partner, Lithotripters, Inc., by the Texas Department of Health Bureau of Radiation Control which will expire on May 31, 2000.

     2. Texas IV

               a.  Texas IV was organized and conducts business in Texas.

               b. Texas IV operates its lithotripter equipment in Texas under a Certificate of Registration for Industrial Services issued to its general partner, Lithotripters, Inc., by the Texas Department of Health Bureau of Radiation Control which will expire on May 31, 2000. Texas IV currently conducts no active operations in Oklahoma and therefore has allowed its license for the use of its lithotripter equipment to lapse.

     3. ESWL

               a. ESWL was organized and conducts business in Texas. ESWL is qualified to conduct business in Oklahoma and Arkansas.

               b. ESWL operates its lithotripter equipment in Texas under a Certificate of Registration for Industrial Services issued to it by the Texas Department of Health Bureau of Radiation Control which will expire on May 31, 2001. ESWL operates its lithotripter equipment in Oklahoma under a permit issued to it by the Oklahoma State Department of Health which will expire on January 27, 1999. ESWL currently conducts no active operations in Arkansas and therefore has allowed its license for the use of its lithotripter equipment to lapse.

                                  SCHEDULE 2.03

                                 Capitalization


               1. Please see attachments.

                                  SCHEDULE 2.03
                                    Texas II

                        PARTNERS AND PERCENTAGE INTERESTS

                                                             Percentage
General Partner                                               Interest

Lithotripters, Inc.                                          22.38810000%

Limited Partners

Thomas Arnold                                                 2.23880000
Charles Bamberger                                             2.98550000
Marc Barrett                                                  4.47760000
Philip Damstra                                                 .74660000
Jules Delaune                                                 1.11940000
Ruth Anne Winterringer Delaune                                1.11940000
Robert A. Dowling                                              .74660000
Wayne A. Hey                                                  1.49220000
Ira N. Hollander                                              3.35820000
Dan Johnson                                                   2.79850000
John Johnson                                                  1.11940000
Sid Jones                                                     2.23880000
Hugh Lamensdorf                                               2.23880000
Edward Lee                                                    2.23880000
Lithotripters, Inc.                                          29.10460000
Wade Lowry or Assignee                                        2.98550000
Dennis Ortiz                                                   .74660000
Gary Price or Assignee                                        1.11940000
Lillian Jordan Rawleigh                                       1.11940000
Donald M. Ross                                                1.11940000
James Saalfield                                               1.49220000
Martha Storrie                                                2.98550000
Mark Story                                                    3.91790000
Robert Stroud                                                  .74660000
Addison Thurman                                               2.23880000
Michael Walter                                                1.11940000

                                  SCHEDULE 2.03
                                    Texas IV

                        PARTNERS AND PERCENTAGE INTERESTS


                                                             Percentage
General Partner                                               Interest

Lithotripters, Inc                                               20%

Limited Partners

Robert Admire                                                     2%
Mark Allen                                                        1%
Charles Bamberger                                                 1%
James Brady                                                       1%
Franklin Clark                                                    1%
J. Stephen Dryden                                                 1%
Richard Dulany                                                    1%
Christopher Fetner                                                4%
Larry Frank                                                       1%
Gerald Frankel                                                    4%
William Freeborn                                                  4%
Philip Gallina                                                    1%
William Grine                                                     1%
J. Scott Hassell                                                  2%
Joseph Jenkins                                                    1%
Thomas Jordan                                                     1%
William Jordan                                                    1%
Farid Khoury                                                      1%
Mario Labardini                                                   1%
Stephen Lieman                                                    3%
Lithotripters, Inc.                                              32%
Donald McKay                                                      3%
Thomas Mobley                                                     1%
Yondell Moore                                                     1%
Dan Myers                                                         1%
Estate of Roberto Olivares                                        1%
Anthony Rand                                                      1%
Estate of H. Edward Rietze                                        1%
James Saalfield                                                   1%

Martha Storrie                                                    3%
Roger Stuart                                                      1%
W. Alan Terry                                                     1%

                                                                  SCHEDULE 2.03
                                      ESWL

                        PARTNERS AND PERCENTAGE INTERESTS


                                                             Percentage
                                                              Interest
General Partner

Texas Litho, Inc.                                            18.50533808%

Limited Partners

Joyce Allen                                                   1.06761566
John S. Ballard, III                                          1.06761566
James Cochran                                                 4.62633452
Donald W. Cook                                                1.06761566
Stephen Corwin                                                1.06761566
Glenn Dunnington                                              1.06761566
Fifth Street Corp.                                            6.40569395
Alan Freeman                                                  1.06761566
Glen R. Goldsmith                                             1.06761566
A. Mason Holden                                               1.06761566
T.S. Kent                                                     1.06761566
J. L. LaManna, III                                            1.06761566
Barney Maddox                                                 1.06761566
William Mitchell                                              1.06761566
William L. Mulchin                                            1.06761566
Jerry A. Newton                                               1.06761566
Paris Urology Associates Pension Plan                         2.13523132
Allen Plotkin                                                 1.06761566
Richard Reese                                                 2.13523132
Jack S. Rice                                                  1.06761566
William Risk                                                  5.33807829
Southwest Lithotripter Partners, Ltd.                        28.82562278
John Barry Staub                                              1.06761566
Agif Syed                                                     1.06761566
Texas Litho Inc.                                              1.06761566
Arthur Tijernia                                               6.40569395
Eugene Todd                                                   2.13523132
R.D. West                                                     0.71174377

Jeannie B. Westerburg                                         0.71174377
Robert H. Westerburg                                          0.71174377
Roger Wolfert                                                 1.06761566

                                  SCHEDULE 2.05

                           Absence of Certain Changes


               1. Since July 1998, the Lithotripsy Services Agreement between Hendrick Medical Center in Abilene, Texas and ESWL has continued in effect on a month-to-month basis. While no assurance can be given that such efforts will be successful, Hendrick Medical Center and ESWL are currently in negotiations to enter into a new lithotripsy services agreement for a new two-year term effective September 1, 1998.

                                  SCHEDULE 2.06

                                   Litigation


               1. None

                                  SCHEDULE 2.07

                                 Property; Title

               1. Please see the attached lists of the Partnership Assets for each Merging Partnership.

               2. Liens against each Merging Partnership.

                    a. Texas II

                         i. The  Certificate of Title for the 1991 Calumet Coach
                    still shows a lien held by Siemens Credit Corporation against the vehicle dated August 8, 1991. However, the obligation underlying the lien has been satisfied and the lien has been released. Proper documentation has not yet been obtained and Texas II is endeavoring to clear the lien from the Certificate of Title.

                    b. Texas IV

                         i. None

                    c. ESWL

                         i. A UCC Financing  Statement was filed with the County
                    Clerk of Oklahoma  County,  Oklahoma on December  31,  1991.
                    This financing statement covers both a Pulsolith Laser Lithotripter and 1991 Ford E150 Custom Lift Van and Accessories and any proceeds of those items. A continuation was filed at this location on October 17, 1996 which remains in effect. However, ESWL no longer owns the underlying property upon which the security interest is attached. ESWL is endeavoring to have the financing statement terminated by Heller Financial, Inc., the secured party.

                                                                   SCHEDULE 2.07

                                    Texas II

                               PARTNERSHIP ASSETS


1.       1991 Calumet Coach

2.       Siemens LithostarTM

3.       Sensimeter/380 Densitometer

4.       'C' Shock Tube

5. Miscellaneous Equipment related to the provision of lithotripsy services

                                                                   SCHEDULE 2.07

                                    Texas IV

                               PARTNERSHIP ASSETS


1.       1981 Calumet Coach

2.       Siemens LithostarTM

3.       Dinamap Plus E CSA

4.       'C' Shock Tube

5.       Ohmeda Excel 110 Anesthesia System

                                                                  SCHEDULE 2.07

                                      ESWL

                               PARTNERSHIP ASSETS


1.       1993 Calumet Trailer

2.       1998 Mercury Mystique

3.       1996 Ford Taurus

4.       Dornier MFL 5000 Lithotripter

5.       Ohmeda Excel Anesthesia System

6.       X-Ray Processor.

7.       Sogevac Vacuum Pump

8.       Critikon 1846 Dinamap NIBP (automated blood pressure cuff) monitor

9.       M310 ECG Simulator

10.      Miscellaneous computer and office equipment

                                  SCHEDULE 2.09

                              Contracts and Leases


I.       Contracts

         a.       Texas II

          1. Services Agreement by and between Texas II and Arlington Memorial Hospital dated November 21, 1993. Letter Agreement amending original agreement by and between Texas II and Arlington Memorial Hospital dated January 9, 1998.

          2. Services Agreement by and among Texas II and Harris Methodist Fort Worth, Harris Methodist Southwest and Harris Methodist H-E-B dated May 1, 1997.

          3. Services Agreement by and between Texas II and HCA South Arlington Hospital dated August 14, 1991.

          4. Services Agreement by and between Texas II and Hillcrest Baptist Medical Center dates April 1, 1992.

          5. Services Agreement by and between Texas II and Irving Hospital Authority d/b/a Irving Healthcare System dated August 9, 1991.

          6. Services Agreement by and between Texas II and Metroplex Surgicare dated June 6, 1995.

          7. Services Agreement by and between Texas II and Health Trust , Inc.-The Hospital Company with respect to Northeast Community Hospital dated April 25, 1991.

          8. Services Agreement by and between Texas II and Providence Health Center dated July 9, 1991.

         b.       Texas IV

          1. Services Agreement by and between Texas IV and Titus County Memorial Hospital dated January 1, 1993 .

          2. Services Agreement by and between Texas IV and Texas Surgery Center, Ltd. dated May 20, 1998.

          3. Services Agreement by and between Texas IV and Baylor University Medical Center dated May 20, 1998.

          4. Services Agreement by and between Texas IV and Bethania Regional Hospital Care Center dated November 9, 1992.

          5. Services Agreement by and between Texas IV and Columbia Medical Center of Plano dated July 19, 1996.

          6. Services Agreement by and between Texas IV and Harrison County Hospital Association d/b/a Marshall Memorial Hospital dated January 26, 1996.

          7. Services Agreement by and between Texas IV and HCA Denton Community Hospital dated June 23, 1992 .

          8. Services Agreement by and between Texas IV and HMA Durant d/b/a Medical Center of Southeastern Oklahoma dated March 16, 1994. Addendum to the Services Agreement by and between Texas IV and HMA Durant d/b/a Medical Center of Southeastern Oklahoma amending termination provisions of the Services Agreement (not dated).

          9. Services Agreement by and between Texas IV and Medical Plaza Hospital dated July 17, 1992.

          10. Services Agreement by and between Texas IV and Methodist Hospital of Dallas d/b/a Methodist Medical Center dated December 3, 1992.

          11. Services Agreement by and between Texas IV and North Texas Medical Center dated July 1, 1992.

          12. Services Agreement by and between Texas IV and Presbyterian Hospital of Plano dated [September] 1, 1993. Addendum I to the
          Services Agreement by and between Texas IV and Presbyterian Hospital of Plano regarding personnel records of employees dated April 8, 1994. Addendum II to the Services Agreement by and between Texas IV and Presbyterian Hospital of Plano regarding contract services dated April 8, 1994.

          13. Services Agreement by and between Texas IV and Richardson Hospital Authority d/b/a Richardson Medical Center dated July 1, 1992. Addendum to the Services Agreement by and between Texas IV and Richardson Hospital Authority d/b/a Richardson Medical Center regarding inspection, maintenance and proper licensure of the lithotripter coach by Texas IV (not dated).

          14. Services Agreement by and between Texas IV and St. Paul Medical Center dated October 15, 1992. First Amendment to the Services
          Agreement by and between Texas IV and St. Paul Medical Center regarding payments to Texas IV dated July 1, 1993.

         c.       ESWL

          1. Lithotripsy Services Agreement between Columbia Medical Center of Plano and ESWL dated December 27, 1996.

          2. Lithotripsy Services Agreement between Walls Regional Hospital and ESWL dated September 18, 1995. Addendum to the Lithotripsy Services Agreement between Walls Regional Hospital and ESWL regarding maintenance and monitoring of quality improvement programs dated September 19, 1995.

          3. Lithotripsy Services Agreement between Columbia Medical Center at Lewisville and ESWL dated December 16, 1996.

          4. Lithotripsy Services Agreement between Tenet Health System Hospitals Dallas, Inc. d/b/a RHD Memorial Medical Center and Trinity Medical Center and ESWL dated October 1, 1996. Addendum to the Lithotripsy Services Agreement between Tenet Health System Hospitals Dallas, Inc. d/b/a RHD Memorial Medical Center and Trinity Medical Center and ESWL providing for a new effective date of February 1, 1998 and a new one-year term dated March 6, 1998.

          5. Agreement for Mobile Laser Lithotripsy Services between ESWL and Wilson N. Jones Hospital dated June 1, 1993.

          6. Agreement for Mobile Lithotripsy Services between Maxum Health Corp. And Wichita General Hospital dated June 15, 1990. Pricing Addendum for Mobile Lithotripsy Services between Maxum Health Corp. and Wichita General Hospital dated May 11, 1994. Assignment Agreement between Maxum Health Corp. and Wichita General Hospital assigning all rights, duties and obligations of Maxum Health Corp. to ESWL dated September 1, 1991.

          7. Agreement for Mobile Laser Lithotripsy Services between ESWL and Waco Surgical Center, Ltd. dated January 14, 1993.

          8. Lithotripsy Services Agreement between Valley View Surgery Center and ESWL dated May 10, 1996.

          9. Agreement for Mobile Lithotripsy Services between ESWL and NME Hospitals, Inc. d/b/a Trinity Medical Center dated June 7, 1994.

          10. Agreement for Mobile Lithotripsy Services (Revision #2) between ESWL and Texoma Medical Center dated June 1, 1993. Letter Agreement between ESWL and Texoma Medical Center amending Schedule A regarding user fees dated June 6, 1997.

          11. Lithotripsy Services Agreement between Terrell Community Hospital, Inc. d/b/a Columbia Medical Center at Terrell and ESWL dated March 18, 1997.

          12. Agreement for Mobile Lithotripsy Services between ESWL and St. Joseph's Hospital and Health Center dated January 14, 1993. Pricing Addendum for Mobile Lithotripsy Services between ESWL and St. Joseph's Hospital and Health Center dated May 11, 1994.

          13. Lithotripsy Services Agreement between Presbyterian Hospital of Kaufman and ESWL dated February 22, 1996.

          14. Lithotripsy Services Agreement between Jane Phillips Episcopal Memorial Medical Center and ESWL dated July 1, 1996.

          15. Agreement for Mobile Lithotripsy Equipment between VHA Southwest Litho I, Ltd. and Memorial Hospital and Medical Center f/k/a Midland Memorial Hospital dated March 1, 1988. Assignment Agreement between Memorial Hospital and ESWL assigning VHA Southwest Litho I, Ltd.'s rights under the original agreement to ESWL dated September 1, 1991. Addendum to Agreement for Mobile Lithotripsy Services between Memorial Hospital and ESWL dated April 16, 1998. Notice of termination of this agreement was received by ESWL on April 16, 1998 to be effective December 9, 1998. While no assurance can be given that such efforts will be successful, ESWL is presently attempting to renegotiate a renewal or new agreement with Memorial Hospital and Medical Center.

          16. Lithotripsy Use Agreement between Memorial Hospital (Palestine, Texas) and ESWL dated November 30, 1995.

          17. Lithotripsy Services Agreement between McCuistion Regional Medical Center and ESWL dated August 13, 1996.

          18. Lithotripsy Services Agreement between Hendrick Medical Center and ESWL dated June13, 1996.

          19. Lithotripsy Services Agreement between Columbia North Hills and ESWL dated April 8, 1996. First Amendment to Lithotripsy Services Agreement regarding user fees and a new term between HCA Health Services of Texas, Inc. d/b/a North Hill Hospital and ESWL dated February 1, 1997. Amendment between Columbia North Hills and ESWL regarding Medicare access, independent contractor status, insurance coverage, quality standards and confidentiality dated December 1, 1997.

          20. Agreement for Mobile Lithotripsy Services between ESWL and Columbia HCA Navarro Regional Hospital dated April 1, 1995. Letter amending original agreement between ESWL and Columbia HCA Navarro Regional Hospital extending contract on a month-to-month basis dated June 21, 1996. While no assurance can be given that such efforts will be successful, ESWL is presently attempting to negotiate a new agreement for an initial term of at least one year with Navarro Regional.

          21.  Lithotripsy   Services  Agreement  between  Tenet  Health  System
          Hospitals Dallas, Inc. d/b/a Doctors Hospital, Dallas and ESWL dated April 1, 1997. Letter Agreement renewing the existing Lithotripsy Services Agreement between Tenet Health System Hospitals Dallas, Inc. d/b/a Doctors Hospital, Dallas and ESWL dated March 20, 1998.

          22. Revised Agreement for Mobile Lithotripsy Services between ESWL and Dallas-Fort Worth Medical Center dated June 1, 1993.

          23. Lithotripsy Services Agreement between Columbia Medical Center/Dallas Southwest and ESWL dated March 15, 1996. Amendment to the Lithotripsy Services Agreement regarding Medicare access, independent contractor status, indemnification and assignment between Columbia Medical Center/Dallas Southwest and ESWL dated March 15, 1996.

          24. Agreement for Mobile Lithotripsy Services between ESWL and DeQueen Health Services, Inc. d/b/a Community Hospital of DeQueen dated July 8, 1992. Pricing Addendum for Mobile Lithotripsy Services between ESWL and DeQueen Health Services, Inc. d/b/a Community Hospital of DeQueen dated May 11, 1994.

          25. Lithotripsy Services Agreement between ESWL and Angelo Community Hospital dated July 8, 1992. Amendment No. 1 to the Lithotripsy Services Agreement regarding billing and user fees between ESWL and Angelo Community Hospital dated January 1, 1995.

     d. Each of the Merging Partnerships participates in reimbursement arrangements pursuant to agreements the General Partner has with national and local payors. See the section of the Offering Memorandum entitled "Proposed Activities - Operations of Merging Partnerships - Service Agreements - Reimbursement Agreements.

II.      Leases

         a.       Texas II

                  1.       None

         b.       Texas IV

                  1.       None

         c.       ESWL

                    1. Vehicle Lease Service Agreement between PACCAR Leasing Corporation and ESWL for 1996 Peterbilt 379 truck dated October 9, 1995.

                                  SCHEDULE 2.11

                                    Insurance


          1. Insurance policies for each Merging Partnership are maintained through blanket insurance policies with Prime Medical Services, Inc. Prime Medical Services, Inc. is the corporate parent of Litho, the sole general partner of both Texas II and Texas IV, and Texas Litho, the sole general partner of ESWL. See the attached list of insurance policies maintained by Prime Medical Services, Inc. which insure the Merging Partnerships.

                                  SCHEDULE 2.11
                               INSURANCE POLICIES


     TYPE              CARRIER             POLICY           TERM       DEDUCTIBLE           LIMITS                    PREMIUM
     ----              -------             ------           ----       ----------           ------                    -------
                                           NUMBER
                                           ------
Commercial Crime    National Union Fire    484-29-38       10/30/96    $10,000            $1,000,000                  [Unspecified]
                    Insurance Company of                     to
                    Pittsburgh, PA                         10/30/97

Workers             American Protection    3BR 011735-00   10/31/97    None        Per Accident Limit - $1,000,000    $42,585 (est.)
Compensation and     Insurance Company                       to                    Disease Each Employee Limit -
Employer's                                                 10/31/98                       $1,000,000
Liability                                                                          Disease Per Policy Limit - $1,000,00

Business            American Motorists     F3R 028308-00   10/31/97    $1000 per    Comprehensive - $30,000           $17,004 (est.)
Automobile          Insurance Company                        to          vehicle    Collision - $30,000
                                                           10/31/98                 Combined Liability - $1,000,000
                                                                                    Auto Medical Payments - $5,000
                                                                                    Uninsured/Underinsured Motorists -
                                                                                       $1,000,000




          TYPE          CARRIER             POLICY          TERM        DEDUCTIBLE LIMITS                                PREMIUM
          ----          -------             ------          ----        -----------------                                -------
                                            NUMBER
                                            ------
Commercial Inland    General Accident      CIM 0448425-00   10/31/96       None    Mobile Coaches, Vans & Trailers -     $97,209
Marine               Insurance Company                        to                   $59,011,500(est.)
                     of America                             10/31/97               Fixed Site Litho Units & Medical
                                                                                   Equipment - $6,040,100
                                                                                   Business Interruption for all
                                                                                   Litho units - $12,322,000
                                                                                   Service Trucks & Tractors - $1,347,904
                                                                                   Off-Premises Utility Failure - $1,000,000
                                                                                   Personal Property of others - $500,000
                                                                                   EDP Media & Hardware - $310,000
                                                                                   Extra Expense - $250,000
                                                                                   Other Transit - $100,000
                                                                                   Real & Personal Property - $4,840,100

Commercial        American Manufacturers   3AE 663 383-00   10/31/97   $25,000 per    Mobile Equipment - $59,511,500    $96,637
Output Program    Mutual Insurance                            to       earthquake     Buildings & Business Personal         (est.)
                  Company                                   10/31/98   or flood       Property - $10,880,200
                                                                       occurrence     Income - $12,572,000

                                                                       $5,000 per     Pollutant Clean-up and Removal -
                                                                       vehicle          $250,000
                                                                       24 hrs. for     Accounts Receivable - $250,000
                                                                       utility         Property in Transit - $100,000
                                                                       interruption    Valuable Papers & Records - $250,000

                                                                       $25,000 for       Utility interruption/property damage -
                                                                       all other         $1,000,000
                                                                       covered perils    Earthquake - $2,500,000




  TYPE            CARRIER             POLICY            TERM       DEDUCTIBLE  LIMITS                                        PREMIUM
  ----            -------             ------            ----       ----------  ------                                        -------
                                      NUMBER
                                      ------
Health Care      Columbia Casualty    HMH 1028627495-1  10/30/97   None Shown  Professional Liability - $1,000,000 per       $25,348
[Professional    Company                                  to                   person; $3,000,000 total limit                 (est.)
and General                                             10/30/98               General Liability - $1,000,000 per
Liability]Policy                                                               occurrence; $2,000,000 general aggregate
                                                                               limit; $2,000,000 products/completed
                                                                               operations aggregate; $50,000 damage
                                                                               limit per fire; $1,000,000
                                                                               personal/advertising injury limit



                                  SCHEDULE 2.12

                               Employees; Benefits

1.       Employee List

         a.       Texas II

                           Name                                   Title

                  i.       Carylane B. Bogan           Radiologic Technician
                  ii.      Dale F. Cuthbertson         Licensed Registered Nurse
                  iii.     Donna I. Hardt              Registered Nurse
                  iv.      Christopher I. Laskey       Radiologic Technician

         b.       Texas IV

                           Name                                   Title

                  i.       Susan F. Adkisson           Registered Nurse
                  ii.      Carla C. Dooley             Radiologic Technician
                  iii.     Mary Ann Elder              Radiologic Technician
                  iv.      Susan Ann Hatfield          Registered Nurse

         c.       ESWL

                           Name                                   Title

                  i.       Terry B. Guthrie            Radiologic Technician
                  ii.      William C. Mason, II        Driver
                  iii.     Gregory P. Starr            Project Manager
                  iv.      Jack C. Ward                Driver

2.       See the attached summary of employee benefits.

                                  SCHEDULE 2.12

                          Summary of Employee Benefits

All active full-time employees of the Merging Partnerships are eligible to participate in the benefit plans of Prime Medical Services, Inc. ("Prime"), the parent company of the general partner of all of the Merging Partnerships. The following is a brief summary of these benefit plans:

1. Insurance - Prime provides medical and dental insurance, long term disability, accidental death and dismemberment, and life insurance. There is an employee contribution for this benefit which varies depending upon the marital status and number of dependents of the employee.

2. 125-Cafeteria Plan - Prime offers a 125-Cafeteria Plan to employees after six months of employment, which includes dependent care, medical reimbursement and insurance premiums.

3. 401(k) Retirement Plan - Prime offers employees an opportunity to contribute to a 401(k) retirement plan after the completion of six months of employment. Prime, in its sole discretion, makes a decision to contribute a matching portion in Prime common stock at the end of each year.

4. Holidays - There are nine paid holidays per year.

5. Sick leave, vacation - The sick leave and vacation benefits vary depending upon the work schedule of the employee. Certain employees have flexible schedules which do not require them to work a consistent 5 day week and therefore do not accumulate vacation and sick leave.

6. Bonus Plan - see attached memo.

In addition to the above, there are miscellaneous benefits such as bereavement, military reserves, jury duty and an educational assistance plan.